Exhibit 99.3
CONTROL AGREEMENT
     This Control Agreement (this “Agreement”) is dated as of June 21, 2007, among Montpelier Reinsurance Ltd. (the “Customer”), The Royal Bank of Scotland plc, as Security Trustee (the “Security Trustee”) for itself and the other lending institutions party to the Standby Letter of Credit Facility Agreement dated as of June 21, 2007 (as amended, supplemented and restated from time to time, the “Facility Agreement”), and The Bank of New York (“Custodian”).
WITNESSETH:
     WHEREAS, pursuant to a Global Custody Agreement between Custodian and the Customer (the “Custodian Agreement”), Custodian acts as custodian for the Customer’s assets;
     WHEREAS, the Security Trustee, various lending institutions and the Customer have entered into the Facility Agreement;
     WHEREAS, pursuant to the terms of the Security Agreement between the Customer and the Security Trustee (the “Security Agreement”), the Customer will from time to time pledge certain assets as Collateral (as defined below) to secure the Customer’s obligations under the Facility Agreement; and
     WHEREAS, the Security Trustee, the Customer and Custodian are entering into this Agreement to provide for the control of the Collateral and the Collateral Account to perfect the security interest therein granted by the Customer to the Security Trustee pursuant to the Security Agreement (as defined below);
     NOW THEREFORE, in consideration of the mutual promises set forth hereafter, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     Whenever used in this Agreement, the following words shall have the meanings set forth below:
     1. “Authorized Person” shall be any person, whether or not an officer or employee of the Security Trustee or the Customer, duly authorized by the Security Trustee or the Customer, respectively, to give Written Instructions on behalf of the Security Trustee or the Customer, respectively, such persons to be designated in a Certificate of Authorized Persons, in the form attached hereto as Exhibit A, which contains a specimen signature of such person.
     2. “Collateral” shall have the meaning set forth in Article II, paragraph l.
     3. “Collateral Account” shall have the meaning set forth in Article II, paragraph 1 hereof.

     4. “Depository” shall mean the Treasury/Reserve Automated Debt Entry System maintained at The Federal Reserve Bank of New York for receiving and delivering securities, The Depository Trust Company and any other clearing corporation within the meaning of Section 8-102 of the UCC or otherwise authorized to act as a securities depository or clearing agency, and their respective successors and nominees.
     5. “Federal Agencies” shall mean any of the following agencies of the federal government of the United States: (a) Government National Mortgage Association; (b) the Export-Import Bank of the United States; (c) the Farmers Home Administration, an agency of the United States Department of Agriculture; (d) the United States General Services Administration; (e) the United States Maritime Administration; (f) the United States Small Business Administration; (g) the Commodity Credit Corporation; (h) the Rural Electrification Administration; (i) the Rural Telephone Bank; (j) Washington Metropolitan Area Transit Authority; (k) Federal Home Loan Mortgage Corporation; (1) Federal National Mortgage Association; (m) Federal Housing Finance Board; (n) Federal Home Loan Bank; and (o) such other federal agencies as are reasonably acceptable to the Security Trustee.
     6. “Identified Securities” shall have the meaning set forth in Article V, paragraph 3.
     7. “Notice of Exclusive Control” shall mean a written notice, in the form attached hereto as Exhibit B, given by the Security Trustee to Custodian that the Security Trustee is exercising sole and exclusive control of the Collateral Account and the Collateral credited thereto.
     8. “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
     9. “Written Instructions” shall mean written communications delivered to Custodian via S.W.I.F.T., tested telex, letter, facsimile transmission, or other method or system specified by Custodian as available for use in connection with this Agreement.
     The terms “bank”, “entitlement holder”, “entitlement order”, “financial asset”, “investment property”, “proceeds”, “security”, “security entitlement” and “securities intermediary” shall have the meanings set forth in Articles 8 and 9 of the UCC.
ARTICLE II
COLLATERAL ACCOUNTS
     1. Collateral Accounts. The Customer, from time to time, shall provide Written Instructions to Custodian to segregate certain cash, U.S. Government securities, securities issued by Federal Agencies or other securities acceptable to the Security Trustee and the proceeds of any of the foregoing (the “Collateral”) for the benefit of the Security Trustee. Such Collateral (including cash Collateral) shall be identified and segregated in a separate account on Custodian’s books and records under the name “Montpelier FBO The Royal Bank of Scotland Securities A/C,” account number [                    ] (the “Collateral Account”). Custodian shall hold such Collateral as financial assets. Custodian shall have no responsibility for determining the adequacy of any Collateral required hereunder or under the Facility Agreement, nor will it assume responsibility for any calculations related to any Collateral requirements under the Facility Agreement.
     2. Status of Custodian. Custodian agrees that it is acting as a “securities intermediary”, as defined in Section 8-102 of the UCC with respect to the Collateral in the Securities Account, except Identified Securities. The parties hereto agree that the Collateral Account constitutes a “securities account” within the meaning of Article 8 of the UCC, and all Collateral now or hereafter held, credited or carried by, in or to the credit of Collateral Account shall be treated as “financial assets” within the meaning of Article 8 of the UCC.
ARTICLE III
ACCOUNT CONTROL
     1. Security Interest. This Agreement is intended by the Security Trustee and the Customer to grant “control” of the Collateral Accounts and the Collateral to the Security Trustee for purposes of perfection of the Security Trustee’s security interest in such Collateral pursuant to Article 8 and Article 9 of the UCC, and Custodian hereby acknowledges that it has been advised of the Customer’s grant to the Security Trustee of a security interest in the Collateral Account and the Collateral. Notwithstanding the foregoing, Custodian makes no representation or warranty with respect to the creation or enforceability of any security interest in the Collateral Account. The Security Trustee and the Customer each agree to provide Custodian with a Certificate of Authorized Persons in the form of Exhibit A attached hereto (as may be amended from time to time).
     2. Control of the Collateral Account.
     (a) The Custodian shall comply with the entitlement orders originated by the Security Trustee with respect to the Collateral Account and the Collateral therein without further consent of the Customer or any other person or entity. In addition, unless and until Custodian receives a Notice of Exclusive Control or if all previous Notices of Exclusive Control have been revoked or rescinded in writing by the Security Trustee, Custodian shall comply with entitlement orders from the Customer and take actions with respect to the Collateral Account and the Collateral therein upon the instructions of the Customer; provided, however, that Custodian shall not comply with entitlement orders or instructions from the Customer directing Custodian to make free deliveries to the Customer or withdrawals from the Collateral Account or deliver any financial assets to the Customer without the prior written consent of the Security Trustee. Custodian shall have no responsibility or liability to the Security Trustee or the Customer for actions taken in accordance with the instructions set forth in this paragraph, except for Custodian’s bad faith, negligence or willful misconduct in carrying out (or failing to carry out) such instructions. Notwithstanding the foregoing, the Security Trustee shall not withhold any instructions requested by the Customer pursuant to and in accordance with Section 4.7 of the Facility Agreement.
     (b) Upon receipt by Custodian of a Notice of Exclusive Control, Custodian shall thereafter follow only the instructions of the Security Trustee with respect to the Collateral Account and shall comply with any entitlement order received from the Security Trustee, without further consent of the Customer or any other person, and Custodian will not comply with entitlement orders or instructions concerning the Collateral originated by the Customer.
     (c) The Security Trustee represents and warrants to, and agrees with, the Customer that the Security Trustee will only issue to Custodian a Notice of Exclusive Control if an “Event of Default” has occurred under and as defined in the Facility Agreement which entitles Security Trustee to exercise its rights as a secured party with respect to the Collateral in the Collateral Account.
     3. Distributions. Custodian shall, without further action by the Customer or the Security Trustee, credit to the Collateral Account, as applicable, all interest, dividends, proceeds, and other income (whether in cash or in kind) received or collected by Custodian with respect to the Collateral. Interest, dividends, proceeds, and other income shall be considered Collateral.
ARTICLE IV
COLLATERAL SERVICES
     1. Use of Depositories. The Security Trustee and the Customer hereby authorize Custodian to utilize Depositories to the extent possible in connection with its performance hereunder. Collateral held by Custodian in a Depository will be held subject to the rules, terms and conditions of such Depository. Where Collateral is held in a Depository, Custodian shall identify on its records as belonging to the Customer and pledged to the Security Trustee a quantity of securities as part of a fungible bulk of securities held in Custodian’s account at such Depository. Securities deposited in a Depository will be represented in accounts which include only assets held by Custodian for its customers.
     2. Release of Collateral. Under certain limited circumstances specified in the Security Agreement and otherwise if there are no outstanding Secured Obligations (as such term is defined in the Facility Agreement) and the Security Trustee’s commitment to advance credit to the Customer pursuant to the Facility Agreement has been terminated, the Customer may request the Security Trustee to instruct Custodian to release all Collateral held in the Collateral Account. Custodian will effect such release at the Customer’s expense as soon as reasonably practicable after receiving instructions from the Security Trustee and the Customer.
     3. Release of Security Interest. The Security Trustee agrees to notify Custodian promptly in writing when all Secured Obligations of the Customer to the Security Trustee have been fully paid and satisfied (and any commitment of the Security Trustee and the Lenders (as defined in the Facility Agreement) to advance further amounts or credit under the Facility Agreement has been terminated) or the Security Trustee otherwise no longer claims any interest in the Collateral in the Collateral Account, whichever is sooner; at which time Custodian shall release such Collateral to the Customer and execute such documents and instruments of release at the Customer’s expense as reasonably requested by the Security Trustee and the Customer and thereafter shall have no further liabilities or responsibilities hereunder and Custodian’s obligations under this Agreement shall terminate.
     4. Statements. Custodian shall furnish the Customer and the Security Trustee with advices of transactions affecting the Collateral Account and monthly statements for the

Collateral Account. Each of the Customer and the Security Trustee may elect to receive advices and statements electronically through the Internet to an email address specified by it for such purpose. By electing to use the Internet for this purpose, each of the Customer and the Security Trustee acknowledges that such transmissions are not encrypted and therefore are insecure. Each of the Customer and the Security Trustee further acknowledges that there are other risks inherent in communicating through the Internet such as the possibility of virus contamination and disruptions in service, and agrees that Custodian shall not be responsible for any loss, damage or expense suffered or incurred by the Customer, the Security Trustee, or any person claiming by or through the Customer or the Security Trustee as a result of the use of such methods.
     5. Notice of Adverse Claims. Upon receipt of notice of any lien, encumbrance or adverse claim against the Collateral Account or any portion of the Collateral carried therein, Custodian shall use reasonable efforts to notify the Security Trustee and the Customer as promptly as practicable under the circumstances.
ARTICLE V
GENERAL TERMS AND CONDITIONS
     1. Standard of Care: Indemnification. (a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including reasonable attorneys’ fees (“Losses”) incurred by or asserted against the Customer or the Security Trustee, except those Losses arising out of the negligence or willful misconduct of Custodian. Custodian shall have no liability whatsoever for the action or inaction of any Depository. In no event shall Custodian be liable for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.
     (b) (i) Prior to the issuance of a Notice of Exclusive Control, the Customer shall indemnify and hold Custodian harmless with regard to any Losses imposed on or incurred by Custodian arising out of any action or omission of Custodian in accordance with any notice, instruction, or entitlement order given by the Security Trustee or the Customer under this Agreement, except to the extent such Losses have arisen from the negligence or willful misconduct of Custodian or the Security Trustee.
     (ii) After a Notice of Exclusive Control has been issued, the Security Trustee shall indemnify and hold Custodian harmless with regard to any Losses imposed on or incurred by Custodian arising out of any action or omission of Custodian in accordance with any notice, instruction, or entitlement order given by the Security Trustee under this Agreement, except to the extent such Losses have arisen from the negligence or willful misconduct of Custodian; provided that the Security Trustee’s liability under this clause shall be limited to those amounts for which Custodian has not been reimbursed by the Customer within 30 days after Custodian’s having made written demand on the Customer therefor.
     2. No Obligation Regarding Quality of Collateral. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for, any Losses incurred by the Customer, the Security Trustee or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Collateral, or Collateral which otherwise is not freely transferable or deliverable without encumbrance in any relevant market.
     3. Identified Securities. The parties hereto acknowledge that no security entitlement under the UCC shall exist with respect to any financial asset held in the Collateral Account which is registered in the name of the Customer, payable to the order of the Customer, or specially indorsed to the Customer or any third party (each such asset an “Identified Security”), except to the extent such Identified Security has been specially indorsed by the Customer to Custodian or in blank. The Customer covenants and agrees that it shall not instruct Custodian to credit Collateral to the Collateral Account unless such Collateral is registered in the name of Custodian, indorsed to Custodian or in blank or credited to another securities account maintained in the name of Custodian and that in no case will any Collateral or underlying financial asset credited to the Collateral Account be registered in the name of the Customer, payable to the order of the Customer or specially indorsed to the Customer, except to the extent such Collateral has been further indorsed to Custodian or in blank. The parties acknowledge and agree that if any Identified Securities are received by Custodian and credited to the Collateral Account from time to time, such Identified Securities shall (so long as so credited to the Collateral Account and so long as this Agreement remains in effect) be held by Custodian for the benefit of the Security Trustee, not in its capacity as a securities intermediary, but in its capacity as a collateral security trustee under and subject to the terms of this Agreement.
     4. Foreign Securities. The Security Trustee hereby acknowledges that any Collateral in the Securities Account issued outside the United States which may be held by Custodian, a sub-custodian within Custodian’s network of sub-custodians or a Depository or book-entry system for the central handling of securities and other financial assets in which Custodian or a sub-custodian are participants may not permit the Customer to have a security entitlement with respect to such Collateral (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Account). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to the Customer’s assets held in Euroclear or Clearstream or their successors.
     5. No Duty of Oversight. Custodian is not at any time under any duty to supervise the investment of, or to advise or make any recommendation for the purchase, sale, retention or disposition of any Collateral.
     6. Advice of Counsel. Custodian may, with respect to questions of law, obtain the advice of counsel selected by Custodian with due care and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.
     7. No Collection Obligations. Custodian shall be under no obligation to take action to collect any amount payable on Collateral in default, or if payment is refused after due demand and presentment.
     8. Fees and Expenses. The Customer agrees to pay to Custodian the fees as may be agreed upon from time to time. The Customer shall reimburse Custodian for all customary and reasonable costs associated with transfers of Collateral to Custodian and records kept in connection with this Agreement. The Customer shall also reimburse Custodian for reasonable out-of-pocket expenses which are a normal incident of the services provided hereunder.
     9. Custodian Representations and Agreements. Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement, that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than this Agreement and the Custodian Agreement) with any other person or entity relating to the Collateral or the Collateral Accounts under which it agrees to comply with entitlement orders of such other person or entity.
     10. Advances by Custodian. It is hereby expressly acknowledged and agreed by the parties that Custodian shall not be obligated to advance any margin or other credit to the Customer and the Customer agrees that it shall not instruct Custodian to advance any margin or credit to, for, or on its behalf; provided, however, that Custodian may advance payment to the Collateral Accounts for any purpose (including, but not limited to, failed securities settlements, foreign exchange contracts, assumed settlements or short-term account overdrafts). Custodian agrees that it shall have no lien, encumbrance, claim or right of set-off against the Collateral Accounts or the Collateral carried therein and hereby waives its right (by contract or statute) to any such lien, encumbrance, claim or right of set-off except, that in connection with any charges/debits to the Collateral Accounts for short-term account overdrafts resulting from failed settlement of entitlement orders initiated by the Customer or the Security Trustee, Custodian shall have a lien, encumbrance, claim and right of set-off against the Collateral Account and the Collateral carried therein to the extent of the amount of such short-term account overdrafts and such lien, encumbrance, claim and right of set-off shall be senior to and have priority over any right or claim of the Security Trustee therein until such time as the Customer has reimbursed Custodian for such amounts or such overdrafts.
     11. Effectiveness of Instructions; Reliance; Risk Acknowledgements; Additional Terms. (a) Subject to the terms below, Custodian shall be entitled to rely upon any Written Instructions delivered to Custodian in accordance with this Agreement and reasonably believed by Custodian to be duly authorized and delivered.
     (a) If Custodian receives Written Instructions which appear on their face to have been transmitted by the Customer and/or the Security Trustee via (i) computer facsimile, email, the Internet or other insecure electronic method, or (ii) secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys, the Security Trustee and the Customer each understands and agrees that Custodian cannot determine the identity of the actual sender of such Written Instructions and that Custodian shall conclusively presume that such Written Instructions have been sent by an Authorized Person. The Security Trustee and the Customer shall be responsible for ensuring that only its Authorized Persons transmit such Written Instructions to Custodian and that all of its Authorized Persons treat applicable user and authorization codes, passwords and/or authentication keys with extreme care.
     (b) The Security Trustee and the Customer each acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Written Instructions to Custodian and that there may be more secure methods of transmitting Written Instructions than the method(s) selected by it. The Security Trustee and the Customer each agrees that the security procedures (if any) to be followed in connection with its transmission of Written Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.
     (c) If the Security Trustee or the Customer elects to transmit Written Instructions through an on-line communication system offered by Custodian, its use thereof shall be subject to the Terms and Conditions attached hereto as Exhibit C. If the Security Trustee or the Customer elects (with Custodian’s prior consent) to transmit Written Instructions through an on-line communications service owned or operated by a third party, it agrees that Custodian shall not be responsible or liable for the reliability or availability of any such service.
     12. Inspection. Upon reasonable request and provided Custodian shall suffer no significant disruption of its normal activities, the Security Trustee or the Customer shall have access to Custodian’s books and records relating to the Collateral Account during Custodian’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to the Security Trustee or the Customer at the Customer’s expense.
     13. Account Disclosure. Custodian is authorized to supply any information regarding the Account which is required by any law or governmental regulation now or hereafter in effect.
     14. Force Majeure. Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; inability to obtain labor, material, equipment or transportation.
     15. No Implied Duties. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement and the Custodian Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement except to the extent set forth in this Agreement and the Custodian Agreement. Custodian may rely and shall be protected in acting upon any notice, instruction entitlement order or other communication which it reasonably believes to be genuine and authorized.
ARTICLE VI
MISCELLANEOUS
     1. Termination. This Agreement shall continue in effect until the Security Trustee has notified Custodian in writing that this Agreement is to be terminated. Upon receipt of such notice, the Security Trustee shall have no further right to originate entitlement orders concerning the Collateral Accounts and the Customer shall be entitled to originate entitlement orders concerning the Collateral for any purpose and without limitation except as may be provided in the Custodian Agreement. This Agreement may also be terminated by Custodian or the Security Trustee, and shall terminate in the event of the termination of the Custodian Agreement, following thirty (30) days’ prior written notice to the other parties hereto. Upon termination of this Agreement by any party, all Collateral in the Collateral Accounts that has not been released by the Security Trustee shall be transferred, within 30 days of such termination, to a successor custodian designated in writing by the Customer and acceptable to the Security Trustee. In the event no successor is agreed upon, Custodian shall be entitled to petition a court of competent jurisdiction to appoint a successor custodian and shall be indemnified by the Customer for any costs and expenses (including, without limitation, attorneys’ fees) relating thereto.
     2. Certificates of Authorized Persons. The Security Trustee and the Customer agree to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Written Instructions of such present Authorized Persons.
     3. Notices. (a) Any notice or other communication given hereunder shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy. Such notice or communication shall be deemed to have been received: (i) if sent by telecopy, upon receipt of confirmation of error-free transmission; (ii) in the case of notice given by hand, on the day of actual delivery; (iii) if sent by overnight courier service, on the next Business Day and (iv) if sent via certified or registered mail, on the third Business Day following the day on which it was dispatched postage prepaid; provided that a notice given in accordance with the above but received on a day which is not a Business Day or after normal business hours in the place of receipt shall be deemed to have been received on the next Business Day.
     (a) Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, Attention: Mayra Sacco, Group RM Custody, Telephone: (212) 635-4604, Telecopy: (212) 635-7420, or at such other place as Custodian may from time to time designate in writing
     (b) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Security Trustee shall be sufficiently given if addressed to the Security Trustee and received by it at its offices at [ADDRESS], Attention:                     , Telephone: (                    ), Telecopy: (                    ) or at such other place as the Security Trustee may from time to time designate in writing.
     (c) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Customer shall be sufficiently given if addressed to the Customer and received by it at its offices at Montpelier House, 94 Pitts Bay Road, Hamilton HM 08 Bermuda, Attention:                     , Telephone:                     , Telecopy:                      or at such other place as the Customer may from time to time designate in writing.
     4. Cumulative Rights; No Waiver. Each and every right granted to any party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of such party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by such party of any right preclude any other future exercise thereof or the exercise of any other right.

     5. Severability; Amendments; Assignment. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by any party without the written consent of the other parties.
     6. Governing Law; Jurisdiction; Waiver of Immunity; Jury Trial Waiver. This Agreement and the Collateral Accounts shall be governed by and construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The State of New York shall be deemed to be the jurisdiction of Custodian as securities intermediary. Custodian shall notify the Security Trustee of its intention to amend the governing law provisions of the Custodian Agreement and, notwithstanding any such amendment, New York will be deemed to be the jurisdiction of the Collateral Account for the purposes of this Agreement. The Security Trustee, the Customer and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. To the extent that in any jurisdiction the Security Trustee or the Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, the Security Trustee and the Customer each irrevocably agrees not to claim, and hereby waives, such immunity to the extent permitted by law. The Security Trustee, the Customer and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.
     7. No Third Party Beneficiaries. In performing hereunder, Custodian is acting solely on behalf of the Security Trustee and the Customer and no contractual or service relationship shall be deemed to be established hereby between Custodian and any other person.
     8. Headings. Section headings are included in this Agreement for convenience only and shall have no substantive effect on its interpretation.
     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
     10. Conflicts. In the event of a conflict between this Agreement and any other agreement between the Customer and Custodian, including, without limitation, the Custodian Agreement, the terms of this Agreement shall prevail.
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     IN WITNESS WHEREOF, the Customer, Custodian and the Security Trustee have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

MONTPELIER REINSURANCE LTD.

/s/ William Pollett

Treasurer

THE ROYAL BANK OF SCOTLAND PLC, as Security Trustee

/s/ Alan Hames

Director

THE BANK OF NEW YORK

/s/ Peter D. Holland

Vice President

EXHIBIT A
CERTIFICATE OF AUTHORIZED PERSONS
(Customer — Oral and Written Instructions)
     The undersigned hereby certifies that he/she is the duly elected and acting Secretary of Montpelier Reinsurance Ltd. (the “Customer”), and further certifies that the following officers or employees of the Customer have been duly authorized in conformity with the Customer’s Articles of Incorporation and By-Laws to deliver oral and Written Instructions to The Bank of New York (“BNY”) pursuant to the Control Agreement among the Customer, The Royal Bank of Scotland plc, as Security Trustee and BNY, dated as of June 21, 2007, and that the signatures appearing opposite their names are true and correct:

Name Anthony Taylor	Title President and CEO	Signature

Name Thomas G.S. Busher	Title Chief Operating Officer	Signature

Name Christopher L. Harris	Title Chief Underwriting and Risk Officer	Signature

Name William Pollett	Title Treasurer	Signature

Name Christopher Jackson	Title Assistant Treasurer	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature
     This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate seal]

Title: Jonathan B. Kim, Secretary
Date:

EXHIBIT B
To Control Agreement Among
The Royal Bank of Scotland plc, as Security Trustee,
Montpelier Reinsurance Ltd. and the Bank of New York
[Letterhead of The Royal Bank of Scotland plc]
[Date]
The Bank of New York
One Wall Street
New York, New York, 10286
Attention:
NOTICE OF EXCLUSIVE CONTROL
We hereby instruct you pursuant to the terms of that certain Control Agreement, dated as of June ___, 2007 (as from time to time amended and supplemented, the “Control Agreement”), among The Royal Bank of Scotland plc, as Security Trustee (the “Security Trustee”), Montpelier Reinsurance Ltd. and you, as Custodian, that you (i) shall not follow any entitlement orders of the Customer with respect to the Securities Account or the Collateral from time to time credited thereto held by you for the Customer, and (ii) unless and until otherwise expressly instructed in writing by the Security Trustee, shall exclusively follow the entitlement orders of the Security Trustee with respect to such Securities Account and Collateral. Terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement.
Very truly yours,
THE ROYAL BANK OF SCOTLAND PLC,
     as Security Trustee

By:
Authorized Signatory
cc:

EXHIBIT C
THE BANK OF NEW YORK
ON-LINE COMMUNICATIONS SYSTEM (THE “SYSTEM”)
TERMS AND CONDITIONS
     1. License; Use. (a) This Exhibit C shall govern Customer’s use of the System and any computer software provided by BNY to Customer in connection herewith (collectively, the “Software”). In the event of any conflict between the terms of this Exhibit C and the main body of this Agreement with respect to Customer’s use of the System, the terms of this Exhibit C shall control.
     (b) Upon delivery to Customer of Software and/or System access codes, Custodian grants to Customer a personal, nontransferable and nonexclusive license to use the Software and the System solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). Customer shall use the Software and the System solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to Customer with respect to the Software or the System. Customer acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software and the System, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. Customer further acknowledges that all or a part of the Software or the System may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. Customer shall not take any action with respect to the Software or the System inconsistent with the foregoing acknowledgments, nor shall Customer attempt to decompile, reverse engineer or modify the Software. Customer may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian’s prior written consent. Customer may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. Customer shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian’s request.
     (c) If Customer subscribes to any database service provided by Custodian in connection with its use of the System, delivery of such database to Customer shall constitute the granting by Custodian to Customer of a non-exclusive, non-transferable license to use such database for so long as this Exhibit C is in effect. It is understood and agreed that any database supplied by Custodian is derived from sources which Custodian believes to be reliable but Custodian does not, and cannot for the fees charged, guarantee or warrant that the data is correct, complete or current. All such databases are provided as an accommodation by Custodian to its customers and are compiled without any independent investigation by Custodian. However, Custodian will endeavor to update and revise each database on a periodic basis as Custodian, in its discretion, deems necessary and appropriate. Customer also agrees that Customer will promptly install all updates and revisions to each database which Custodian provides and that Custodian cannot bear any responsibility whatsoever for Customer’s failure to do so. CUSTODIAN IS NOT RESPONSIBLE FOR ANY RESULTS OBTAINED BY CUSTOMER FROM USE OF DATABASE SERVICES PROVIDED BY CUSTODIAN.
     2. Equipment. Customer shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.
     3. Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to Customer (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the “Information”), are the exclusive and confidential property of Custodian or its suppliers. However, for the avoidance of doubt, reports generated by Customer containing information relating to the Account(s) are not deemed to be within the meaning of the term “Information”. Customer shall keep the Information confidential by using the same care and discretion that Customer uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the licenses granted herein for any reason, Customer shall return to Custodian any and all copies of the Information which are in its possession or under its control. The provisions of this Section 3 shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all information whether or not copyrighted.
     4. Modifications. Custodian reserves the right to modify the Software from time to time and Customer shall install new releases of the Software as Custodian may direct. Customer agrees not to modify or attempt to modify the Software without Custodian’s prior written consent. Customer acknowledges that any modifications to the Software, whether by Customer or Custodian and whether with or without Custodian’s consent, shall become the property of Custodian.
     5. NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, THE SYSTEM, ANY SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER ACKNOWLEDGES THAT THE SOFTWARE, THE SYSTEM, ANY SERVICES AND ANY DATABASE ARE PROVIDED “AS IS.” TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH CUSTOMER MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION

FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.
     6. Security; Reliance; Unauthorized Use. Custodian will establish security procedures to be followed in connection with the System. Customer understands and agrees that the security procedures are intended to determine whether instructions received by Custodian through the System are authorized but are not (unless otherwise specified in writing) intended to detect any errors contained in such instructions. Customer will cause all persons utilizing the Software and the System to treat all applicable user and authorization codes, passwords and authentication keys with the highest degree of care and confidentiality. Custodian is hereby irrevocably authorized to comply with and rely upon on Written Instructions, whether or not authorized, received by it through the System in accordance with the security procedures. Customer acknowledges that it is its sole responsibility to assure that only Authorized Persons use the System and that to the fullest extent permitted by applicable law Custodian shall not be responsible nor liable for any unauthorized use thereof or for any losses sustained by Customer arising from or in connection with the use of the System or Custodian’s reliance upon and compliance with Written Instructions received through the System.
     7. Stern Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and Customer may not claim that such transmission was received by Custodian.
     8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. CUSTOMER MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO CUSTOMER OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORT ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. Customer hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.
     9. Encryption. Customer acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. Customer agrees that Custodian may deactivate any encryption features at any time, without notice or liability to Customer, for the purpose of maintaining, repairing or troubleshooting the System or the Software.
     10. On-Line Inquiry and Modification of Records. In connection with Customer’s use of the System, Custodian may, at Customer’s request, permit Customer to enter data directly into a Custodian database for the purpose of modifying certain information maintained by Custodian’s systems, including, but not limited to, change of address information. To the extent that Customer is granted such access, Customer agrees to indemnify and hold Custodian harmless from all loss, liability, cost, damage and expense (including attorney’s fees and expenses) to which Custodian may be subjected or which may be incurred in connection with any claim which may arise out of or as a result of changes to Custodian database records initiated by Customer.